Exhibit 10.10

LINKEDIN CORPORATION

OPTION EXERCISE AND REPURCHASE AGREEMENT

This OPTION EXERCISE AND REPURCHASE AGREEMENT (this “Agreement”) is made and entered into as of [            ], 20[    ] (the “Effective Date”), by and between LinkedIn Corporation, a Delaware corporation (the “Company”), and [            ], an executive of the Company (the “Purchaser”). Capitalized terms not defined herein shall have the meanings ascribed to them in the Company’s Amended and Restated 2003 Stock Incentive Plan, as may be further amended and/or restated from time to time (the “Plan”).

RECITALS

A.        Pursuant to the Plan, the Company has granted to the Purchaser an option (“Option”) to purchase [            ] shares of common stock of the Company (the “Option Shares”). Such Option is exercisable at the Exercise Price Per Share specified in the Notice of Stock Option Grant entered into between the Company and the Purchaser and dated as of [            ] (the “Notice of Grant”) and setting forth the terms and conditions of the Option.

B.        As of the Effective Date, none of the Option Shares are vested (“Vested Shares”) and all of the Option Shares are unvested (“Unvested Shares”) in accordance with the Vesting Schedule set forth in the Notice of Grant.

C.        The Purchaser desires to exercise the Option to purchase [            ] shares (the “Shares”), consisting of [            ] Unvested Shares and no Vested Shares, for an aggregate purchase price of $[            ] (the “Purchase Price”), payable to the Company by delivery of certain promissory notes as set forth herein.

D.        The Company is willing to permit Purchaser to exercise the Option on the terms set forth herein, under an Executive Loan Program approved by the Company’s Board of Directors (“the “Loan Program”). Under the Loan Program, certain executives of the Company have been offered the right to exercise options to purchase Common Stock of the Company granted to them under the Plan by executing promissory notes payable to the Company in an aggregate amount not to exceed $750,000 principal amount per participating executive. Of the total principal amount of the notes, 55% will be evidenced by a full recourse promissory note and 45% will be evidenced by a non-recourse promissory note. Both notes will be secured by the shares of Common Stock so purchased, will be due as set forth in such notes (including provisions for the acceleration of the due date upon the occurrence of various events, such as termination of employment under certain circumstances or the Company filing a registration statement under the Securities Act of 1933). In order to ensure compliance with provisions of the federal securities laws prohibiting companies from extending or maintaining credit to certain executives, the Loan Program also contemplates that the Company will have the right to repurchase some or all of the shares so purchased by cancellation of the notes in advance of filing such a registration statement. The price at which the Company will have the right to repurchase the shares will be the fair market value of the Company’s Common Stock, as determined by the Board of Directors of the Company at a time prior to the Company’s filing of a registration statement. Purchaser shall have no say in the Board’s establishment of the repurchase price and Purchaser specifically acknowledges that such repurchase price may be lower or higher than the price per share Purchaser paid to exercise his or her option or lower or higher than the price per share in the Company’s initial public offering, if any. Each participating employee will receive advance notice of the Company’s intent to exercise its right to repurchase shares, in order to make arrangements to pay the amounts outstanding on the notes.

E.           These recitals are included for informative purposes only, and shall not be deemed to modify or change any provision of this Agreement. If there is any conflict between the descriptions set forth in these recitals and any other provision of this Agreement, such other provision shall control.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.           VESTING OF SHARES.  For purposes of determining vesting of the Unvested Shares under this Agreement, all Unvested Shares shall continue to vest in accordance with the Vesting Schedules set forth in the Notice of Grant and become Vested Shares at the time of such vesting. For purposes of determining the order of vesting of the Unvested Shares purchased hereunder and the vesting of any remaining Unvested Shares as to which the Option is not being exercised, all Unvested Shares purchased hereunder shall vest before any Unvested Shares remaining under the Notice of Grant shall vest.

2.           CLOSING.

2.1        Deliveries by the Purchaser.  The Purchaser hereby delivers to the Company: (i) the Purchase Price payable by two Secured Promissory Notes, one of which is a full recourse promissory note in the form of Exhibit 1 attached hereto for the principal amount of $[            ] (the “Full Recourse Note”) and the second of which is a non-recourse promissory note in the form of Exhibit 2 attached hereto for the principal amount of $[            ] (the “Non-Recourse Note” and, together with the Full Recourse Note, the “Notes”), attached hereto; (ii) a duly executed copy of this Agreement; (iii) three (3) copies of a blank Stock Power and Assignment Separate from Stock Certificate in the form of Exhibit 3 attached hereto (the “Stock Powers”), both executed by the Purchaser (and the Purchaser’s spouse or domestic partner, if any); and (iv) if the Purchaser is married or has a domestic partner, a Spouse/Domestic Partner Consent in the form of Exhibit 4 attached hereto (the “Spouse/Domestic Partner Consent”) duly executed by the Purchaser’s spouse or domestic partner.

2.2        Deliveries by the Company.  Upon its receipt of all the documents to be executed and delivered by the Purchaser to the Company under Section 2.1, the Company will issue a duly executed stock certificate evidencing the Shares in the name of the Purchaser, registered in the Purchaser’s name, with such certificate to be pledged to, and held by, the Company as provided in Section 8 until (i) expiration or termination of the Repurchase Option described in Section 4, the

First Refusal Right described in Section 5 and the Call Option Right described in Section 6 and (ii) full payment of the Notes.

3.           REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.  The Purchaser represents and warrants to the Company that:

3.1        Securities for Own Account for Investment.  The Purchaser is purchasing the Shares for the Purchaser’s own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the U.S. Securities Act of 1933, as amended (the “Securities Act”). The Purchaser has no present intention of selling or otherwise disposing of all or any portion of the Shares and no one other than the Purchaser has any beneficial ownership of any of the Shares.

3.2        Access to Information.  The Purchaser has had access to all information regarding the Company and its present and prospective business, assets, liabilities and financial condition that the Purchaser reasonably considers important in making the decision to accept the Shares, and the Purchaser has had ample opportunity to ask questions of the Company’s representatives concerning such matters and this investment.

3.3        Understanding of Risks.  The Purchaser is fully aware of: (i) the highly speculative nature of the investment in the Shares; (ii) the financial hazards involved; (iii) the lack of liquidity of the Shares and the restrictions on transferability of the Shares (e.g., that the Purchaser may not be able to sell or dispose of the Shares or use them as collateral for loans); (iv) the qualifications and backgrounds of the management of the Company; and (v) the tax consequences (known or unknown) of accepting and holding the Shares, including potential changes to tax laws that may be enacted (and which could be effective retroactively).

3.4        Compliance with Securities Laws.  The Purchaser understands and acknowledges that, in reliance upon the representations and warranties made by the Purchaser herein, the Shares are not being registered with the U.S. Securities and Exchange Commission (“SEC”) under the Securities Act or being qualified under the California Corporate Securities Law of 1968, as amended (the “Law”), or being registered under any other applicable U.S. state or foreign securities laws or listing requirements or regulations, but instead are being issued under an exemption or exemptions from the registration and qualification requirements of the Securities Act and the Law, which impose certain restrictions on the Purchaser’s ability to transfer the Shares.

3.5        Restrictions on Transfer.  The Purchaser understands that the Purchaser may not transfer any Shares unless such Shares are (i) registered under the Securities Act and qualified under the Law and/or such other applicable U.S. state securities law, (ii) registered under such other applicable foreign securities laws or listing requirements or regulations or (iii) in the opinion of counsel to the Company, exemptions from such registration, qualification or listing requirements are available.

4.           COMPANY’S REPURCHASE OPTION FOR UNVESTED SHARES.

4.1        Repurchase Option.  The Company, or its assignee, shall have the option to repurchase all or any portion of the Unvested Shares on the terms and conditions set forth in this Section 4 (the “Repurchase Option”) if the Purchaser is Terminated (as defined in Section 4.3 hereunder).

4.2        Release of Unvested Shares from Repurchase Option.  As Unvested Shares become Vested Shares in accordance with the Vesting Schedules set forth in the Notice of Grant and in accordance with Section 1, such Shares shall be released from the Repurchase Option (but the certificates for such Shares shall continue to be held by the Company until all the conditions in Section 2.2 have been satisfied).

4.3        Definitions.  For the purpose of this Agreement, the following terms shall have the meaning indicated below:

“Cause” shall mean the Purchaser being convicted of, or entering a plea of nolo contendere to, any felony or a misdemeanor involving an act of moral turpitude, dishonesty or fraud;

“Change of Control” shall mean (A) the closing of the sale, transfer or other disposition of all or substantially all of the Company’s assets, (B) the consummation of a merger, reorganization, consolidation or share transfer which results in the voting securities of the Company outstanding immediately prior thereto or the voting securities issued with respect to the voting securities of the Company outstanding immediately prior thereto representing immediately thereafter less than a majority of the combined voting power of the voting securities of the Company or the surviving or acquiring entity outstanding immediately after such merger, reorganization, consolidation or share transfer or (C) the closing of the transfer (whether by merger, consolidation or otherwise), in one transaction or a series of related transactions, to a person or group of affiliated person (other than an underwriter of the Company’s securities), of the Company’s securities if, after such closing, such person or group of affiliated persons would hold 50% or more of the outstanding voting stock of the Company (or the surviving or acquiring entity).

4.4        Termination and Termination Date.  For purposes of this Agreement, “Termination” or “Terminated” means that the Purchaser’s Service with the Company or its Subsidiaries has terminated, including without limitation the Purchaser’s death, disability, voluntary resignation or termination by the Company with or without Cause (as defined in section 4.3 of this Agreement). The date on which a Termination becomes effective is referred to herein as the “Termination Date.” The Purchaser will not be deemed to have been Terminated while the Purchaser is on a bona fide leave of absence, to the extent required by applicable law or approved by the Administrator under the Plan.

4.5        Exercise of Repurchase Option.  At any time within 90 days after the Purchaser’s Termination Date, the Company, or its assignee, may elect to repurchase all or any portion of the Unvested Shares by giving the Purchaser written notice of exercise of the Repurchase Option (the “Repurchase Notice”). The Repurchase Notice shall indicate the number of Unvested Shares to be repurchased and the date on which the repurchase is to be effected (the “Repurchase Date”), such date to be not more than 30 days after the date of the Repurchase Notice. The certificates representing the Unvested Shares to be repurchased shall be delivered to the Company or its assignee on the closing date specified for the repurchase in the Repurchase Notice.

4.6        Calculation of Repurchase Price for Unvested Shares.  The Company or its assignee shall have the option to repurchase from the Purchaser (or from the Purchaser’s personal representative as the case may be) all or any portion of the Unvested Shares at an aggregate repurchase price (the “Repurchase Price”) equal to the sum of (i) the Exercise Price Per Share applicable to such Unvested Shares multiplied by the number of Unvested Shares to be repurchased plus (ii) interest on such amount from the Effective Date to the date of repurchase at the rate of [      ] % per annum, compounded annually.

4.7        Payment of Repurchase Price.  The Repurchase Price shall be payable by cancellation of all or a portion of any outstanding indebtedness of the Purchaser to the Company if the Company repurchases the Unvested Shares. If the Company assigns the Repurchase Option, the assignee shall pay the Repurchase Price by cash or check. If, on the Repurchase Date, the Purchaser owes any money to the Company (whether then due or not), the assignee shall pay the Repurchase Price to the Company, and the Company will apply such Repurchase Price against outstanding debt from the Purchaser. To the extent that any amounts remain unpaid on the Notes on the Repurchase Date, any such cancellation of indebtedness, or payment of the Repurchase Price by an assignee to the Company, shall be applied first against the Notes, ratably between the outstanding balance of the Full Recourse Note and the Non-Recourse Note. To the extent that the Repurchase Price exceeds the amount of all outstanding indebtedness of the Purchaser to the Company, such excess shall be paid by the Company or its assignee by check made payable to the Purchaser. The Repurchase Price shall be paid on the Repurchase Date, upon the Company’s or its assignee’s receipt of the stock certificates representing the Unvested Shares to be repurchased.

4.8        Right of Termination Unaffected.  Nothing in this Agreement shall be construed to limit or otherwise affect or amend the at-will nature of Purchaser’s employment with the Company (or any Parent or Subsidiary of the Company), meaning that the Company or Purchaser can terminate Purchaser’s employment with the Company (or any such Parent or Subsidiary) at any time, with or without notice, and for any reason or no reason, with or without Cause.

5.           COMPANY’S FIRST REFUSAL RIGHT.  The Shares held by the Purchaser or any transferee of such Shares (either being referred to herein as the “Holder”) shall be subject to the First Refusal Right on the terms and conditions set forth in the Plan.

6.           COMPANY’S CALL OPTION RIGHT.

6.1        Call Option Right.  If at any time the Company determines to file a registration statement under the Securities Act of 1933, as amended, with the SEC, the Company shall have the right (the “Call Option Right”) to purchase from Purchaser sufficient Vested Shares to completely retire all outstanding indebtedness from the Purchaser to the Company, whether pursuant to the Notes or otherwise. To exercise the Call Option Right, the Company shall send to Purchaser written notice of its intent to file such a registration statement (the “Call Option Exercise Notice”), which notice shall specify the number of Vested Shares to be purchased by the Company (including sufficient information on how the Company determined such number in accordance with

Section 6.2), the price at which such Vested Shares will be purchased and a statement as to the date on which the purchase will occur (the “Call Option Closing Date”), which date shall be at least 31 days after the Call Option Exercise Notice is delivered to the Purchaser in accordance with Section 10.3

6.2         Determination of Shares Subject to Call Option.  The number of Vested Shares that the Company shall have the right to purchase from Purchaser pursuant to the Call Option Right shall be determined by dividing (i) the aggregate amount of all outstanding indebtedness to the Company (which amount shall include all principal and accrued interest through the Call Option Closing Date) by (ii) the Call Option Exercise Price. The “Call Option Exercise Price” shall be the Board’s good faith estimate of the fair market value of one share of the Company’s Common Stock as of the Call Option Closing Date (which estimate shall be made not more than 45 days prior to the Call Option Closing Date). The Board may, but is not required to, include in its determination of the Call Option Exercise Price a mechanism by which such Call Option Exercise Price will be adjusted (upward or downward) as of a later date (such as the effective time of the registration statement to be filed with the SEC or the pricing of the public offering covered by such registration statement), based upon such adjustment mechanism as the Board may determine (which mechanism shall comply with all applicable laws and regulations, including Section 409A of the Internal Revenue Code). Upon any such adjustment of the Call Option Exercise Price, (i) in the event of an upward adjustment, the Company shall pay the amount of such upward adjustment by check to Purchaser or (ii) in the event of a downward adjustment, the Company shall repurchase and cancel such number of additional Vested Shares as is necessary to fully cancel all outstanding indebtedness of Purchaser to the Company as of the Call Option Closing Date based upon the adjusted Call Option Exercise Price.

6.3         Effect of Payment of Outstanding Indebtedness.  At any time after delivery of the Call Option Exercise Notice until one day prior to the Call Option Closing Date, Purchaser may pay off all or any portion of his or her outstanding indebtedness to the Company by cash or check, and the number of Vested Shares to be purchased by the Company shall be reduced commensurately, so that the number of Vested Shares purchased at the Call Option Closing Date will be the minimum number required to completely retire all then outstanding indebtedness from the Purchaser to the Company.

6.4         Closing.   On the Call Option Closing Date, the Company will cancel the stock certificates representing the number of Vested Shares to be purchased by the Company to retire all outstanding indebtedness from the Purchaser to the Company, and issue a new certificate in the name of Purchaser for the balance of the Shares not purchased. The Company will issue a new certificate and hold it until the expiration or termination of the Repurchase Option and the First Refusal Right, as set forth in Section 2.2. All outstanding indebtedness from the Purchaser to the Company will be cancelled, and the Notes or other evidence of indebtedness will also be cancelled and delivered back to Purchaser by the Company.

6.5         Assignment.   The Company may assign the Call Option Right to such assignee as the Company chooses, in whole or in part. In the event of such an assignment, the purchase price for the Vested Shares to be purchased shall be paid directly to the Company, and the Company shall, upon receipt of such payment, cancel all outstanding indebtedness from the

Purchaser to the Company (or, in the event of a partial assignment, an amount of such indebtedness equal to the amount of the purchase price paid by such assignee).

6.6         Taxes.  Purchaser acknowledges that the purchase of Vested Shares by the Company upon exercise of the Call Option Right may result in Purchaser recognizing taxable income, and that Purchaser is wholly responsible for paying taxes on any such taxable income.

7.            RIGHTS AS STOCKHOLDER.  Subject to the terms and conditions of this Agreement, the Purchaser will have all of the rights of a stockholder of the Company with respect to the Shares from and after the date that Shares are issued to the Purchaser until such time as the Purchaser disposes of the Shares or the Company and/or its assignee(s) exercise(s) the Repurchase Option, the First Refusal Right or the Call Option Right. Upon an exercise of the Repurchase Option, the First Refusal Right or the Call Option Right, the Purchaser will have no further rights as a holder of the Shares so purchased upon such exercise, except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and the Purchaser will promptly surrender the stock certificate(s) evidencing the Shares so purchased to the Company for transfer or cancellation.

8.            SECURITY INTEREST AND PLEDGE.  As security for the Purchaser’s faithful performance of this Agreement and to perfect the security interest in the Shares granted by Purchaser to the Company under the Notes, the Purchaser pledges the Shares to the Company and further agrees that the Company shall hold the certificates representing the Shares, together with the pledged stock powers executed by the Purchaser and by the Purchaser’s spouse or domestic partner, if any (with the date and number of Shares left blank), to the Company. Purchaser authorizes the Company to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Agreement.

9.            TAX CONSEQUENCES.

9.1         Representations.  THE PURCHASER UNDERSTANDS THAT THE PURCHASER MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF THE PURCHASER’S PURCHASE OR DISPOSITION OF THE SHARES. THE PURCHASER REPRESENTS (I) THAT THE PURCHASER HAS BEEN ADVISED TO CONSULT WITH A TAX ADVISOR IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND (II) THAT THE PURCHASER IS NOT RELYING ON THE COMPANY, THE COMPANY’S COUNSEL OR ANY OFFICER, DIRECTOR, EMPLOYEE OR AGENT OF THE COMPANY FOR ANY TAX OR LEGAL ADVICE IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY. IN PARTICULAR, IF ANY SHARES ARE SUBJECT TO REPURCHASE BY THE COMPANY, THE PURCHASER REPRESENTS THAT THE PURCHASER HAS CONSULTED WITH THE PURCHASER’S TAX ADVISOR CONCERNING THE ADVISABILITY OF FILING AN 83(B) ELECTION WITH THE INTERNAL REVENUE SERVICE.

9.2         Section 83(b) Election for Unvested Shares.  Unless an election is filed by the Purchaser with the Internal Revenue Service (and, if necessary, the proper state taxing authorities), within 30 days after the purchase of the Unvested Shares, electing pursuant to Section 83(b) of the

Code (and similar state tax provisions, if applicable) to be taxed currently on any difference between the Exercise Price Per Share and the fair market value of the Common Stock on the Effective Date, there may be a recognition of taxable income (including, where applicable, alternative minimum taxable income) to the Purchaser, measured by the excess, if any, of the fair market value of the Unvested Shares at the time they cease to be Unvested Shares, over the Exercise Price Per Share.

10.         GENERAL PROVISIONS.

10.1         Assignments: Successors and Assigns.   The Company may assign any of its rights and obligations under this Agreement, including its rights to repurchase Shares under the Repurchase Right, the First Refusal Right and the Call Option Right; provided, that any such assignment shall require approval of the Board. Any assignment of rights and obligations by any other party to this Agreement requires the Company’s prior written consent. This Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives.

10.2         Governing Law; Severability.   This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without regard to principles of conflicts of laws. The Company and the Purchaser each hereby (i) submits to the exclusive jurisdiction of the Delaware Chancery Court for any action, suit or proceeding arising out of or relating to this Agreement, (ii) agrees that no such action, suit or proceeding shall be brought by it except in such court, and (iii) irrevocably waives, and agrees not to assert (by way of motion, defense or otherwise), in any such action, suit or proceeding, any claim that it is not subject personally to the jurisdiction of the Delaware Chancery Court, that its property is exempt or immune from attachment or execution, that such action, suit or proceeding is brought in an inconvenient forum, that the venue of such action, suit or proceeding is improper or that this Agreement may not be enforced in or by the Delaware Chancery Court.

10.3         Notices.   Any notice required to be given to the Company shall be in writing and addressed to the Secretary of the Company at its principal corporate offices. Any notice required to be given to the Purchaser shall be in writing and addressed to the Purchaser at the address indicated on the signature page to this Agreement or to such other address as the Purchaser may designate in writing from time to time to the Company. All notices shall be deemed effectively given upon personal delivery, or one business day after its deposit with any return receipt express overnight courier (prepaid).

10.4         Further Assurances.   The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement.

10.5         Titles and Headings.   The titles, captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. Unless otherwise specifically stated, all references herein to “sections” and “exhibits” will mean “sections” and “exhibits” to this Agreement.

10.6     Counterparts.   This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement.

10.7     Severability.   If any provision of this Agreement is determined by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Agreement and the remainder of this Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Agreement. Notwithstanding the foregoing, if the value of this Agreement based upon the substantial benefit of the bargain for any party is materially impaired, which determination as made by the presiding court or arbitrator of competent jurisdiction shall be binding, then both parties agree to substitute such provision(s) through good faith negotiations.

10.8     Amendment and Waivers.   This Agreement may be amended only by a written agreement executed by each of the parties hereto. No amendment of or waiver of, or modification of any obligation under this Agreement will be enforceable unless set forth in a writing signed by the party against which enforcement is sought. Any amendment effected in accordance with this section will be binding upon all parties hereto and each of their respective successors and assigns. No delay or failure to require performance of any provision of this Agreement shall constitute a waiver of that provision as to that or any other instance. No waiver granted under this Agreement as to anyone provision herein shall constitute a subsequent waiver of such provision or of any other provision herein, nor shall it constitute the waiver of any performance other than the actual performance specifically waived.

10.9     Entire Agreement.   This Agreement, the documents referred to herein, the Plan, the Notice of Grant and the Company’s Amended and Restated Stock Option Agreements, entered into between the Company and the Purchaser, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Agreement, and supersede all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized representative and the Purchaser has executed this Agreement, as of the Effective Date.

LinkedIn Corporation	PURCHASER:

By:
(Signature)

Date:	Date

(Please print name)	(Please print name)

(Please print title)
(Address)

[Signature Page to Option Exercise and Repurchase Agreement]

LIST OF EXHIBITS

Exhibit 1:	Form of Recourse Promissory Note

Exhibit 2:	Form Of Non-Recourse Promissory Note

Exhibit 3:	Stock Power and Assignment Separate from Stock Certificate

Exhibit 4:	Spouse/Domestic Partner Consent

Exhibit 5:	Section 83(b) Election

EXHIBIT 1

FULL RECOURSE SECURED PROMISSORY NOTE

FULL RECOURSE SECURED PROMISSORY NOTE

$[ ]	[ ], 20[ ]

FOR VALUE RECEIVED, the undersigned promises to pay to LinkedIn Corporation, a Delaware corporation (the “Company”), or order, at its principal office, the principal amount of $[            ], plus accrued interest thereon, upon the earlier of (i) the seventh anniversary of the date of this Note, (ii) the closing of a Change of Control in which the proceeds to the stockholders of the Company include cash or freely marketable securities, assuming such Change of Control is done with the Company’s consent, (iii) 30 days following the Termination of the undersigned’s Service with the Company if such Termination is (A) by the Company for Cause or (B) voluntarily by the undersigned, unless the Board elects, in its sole discretion, to have subsection (i) of this section apply to such voluntary Termination, (iv) the closing of any private sale of the Pledged Stock (as defined below), or (v) 30 days following the Company’s delivery of the Call Option Exercise Notice in accordance with the Option Exercise Agreement (as defined below) (the “Due Date”). This Note shall bear interest at the rate per annum of [        ]%, compounded annually. Payment of such interest shall be deferred until the Due Date, provided that the undersigned shall submit to the Company payment in full of all such interest on the Due Date. For purposes of this Note and for clarification purposes, the undersigned’s death or disability shall not be deemed a Termination for Cause or a voluntary Termination by the undersigned.

Capitalized terms not defined herein shall have the meanings ascribed to them in that certain Option Exercise and Repurchase Agreement between the Company and the undersigned dated the same date as this Note (the “Option Exercise Agreement”) or in the Company’s Amended and Restated 2003 Stock Incentive Plan (the “Plan”).

As security for the full and timely payment of this Note, the undersigned hereunder pledges and grants to the Company a security interest in [            ] shares of the Company’s common stock exercised by the undersigned pursuant to the Option Exercise Agreement (the “Pledged Stock”), together with any stock subscription rights, liquidating dividends, stock dividends, new securities of any type whatsoever, or any other property which the undersigned is or may be entitled to receive as a result of the undersigned’s ownership of the Pledged Stock. The undersigned shall, upon execution of this Note, deliver (or authorize the Company to retain) all certificates representing the Pledged Stock to the Company. The Company shall hold the Pledged Stock to perfect the security interest granted hereunder.

If the undersigned’s Service is Terminated and any shares of the Pledged Stock are Unvested Shares and remain subject to the Repurchase Option, that portion of the principal amount of this Note (and any interest accrued thereon from the date hereof) equal to the number of Unvested Shares multiplied by the Exercise Price Per Share shall become immediately due and payable. In such event, the Company may elect to repurchase such Unvested Shares from the undersigned by cancelling such portion of the principal amount of this Note (and any interest accrued thereon) and extinguishing the undersigned’s payment obligations for such portion hereunder.

The undersigned may prepay any amount due hereunder at any time, without premium or penalty.

The undersigned hereby waives to the full extent permitted by law all rights to plead any statute of limitations as a defense to any action hereunder.

The undersigned acknowledges that this Note is a full recourse note and that the undersigned is liable for full payment of this Note without regard to the value at any time or from time to time of the Pledged Stock. In the event of any default in the payment of this Note, the Company shall have and may exercise any and all remedies of a secured party under the California Commercial Code, and any other remedies available at law or in equity, with respect to the Pledged Stock. The undersigned acknowledges that state or federal securities laws may restrict the public sale of securities, and may require private sales at prices or on terms less favorable to the seller than public sales.

The failure of the Company to exercise any of the rights created hereby, or to promptly enforce any of the provisions of this Note, shall not constitute a waiver of the right to exercise such rights or to enforce any such provisions.

As used herein, the undersigned includes the successors, assigns and distributees of the undersigned.

As used herein, the Company includes the successors, assigns and distributees of the Company, as well as a holder in due course of this Note.

In the event the Company incurs any costs or fees in order to enforce payment of this Note or any portion thereof, the undersigned agrees to pay to the Company, in addition to such amounts as are owed pursuant to this Note, such costs and fees, including, without limitation, a reasonable sum for attorneys’ fees.

This Note is made under and shall be construed in accordance with the laws of the State of Delaware, without regard to the conflict of law provisions thereof.

(Signature)
Name:

Address:

[Signature Page to Full-Recourse Secured Promissory Note]

EXHIBIT 2

NON-RECOURSE SECURED PROMISSORY NOTE

NON-RECOURSE SECURED PROMISSORY NOTE

$[ ]	[ ], 20[ ]

FOR VALUE RECEIVED, the undersigned promises to pay to LinkedIn Corporation, a Delaware corporation (the “Company”), or order, at its principal office, the principal amount of $[            ], plus accrued interest thereon, upon the earlier of (i) the seventh anniversary of the date of this Note, (ii) the closing of a Change of Control in which the proceeds to the stockholders of the Company include cash or freely marketable securities, assuming such Change of Control is done with the Company’s consent, (iii) 30 days following the Termination of the undersigned’s Service with the Company if such Termination is (A) by the Company for Cause or (B) voluntarily by the undersigned, unless the Board elects, in its sole discretion, to have subsection (i) of this section apply to such voluntary Termination, (iv) the closing of any private sale of the Pledged Stock (as defined below), or (v) 30 days following the Company’s delivery of the Call Option Exercise Notice in accordance with the Option Exercise Agreement (as defined below) (the “Due Date”). This Note shall bear interest at the rate per annum of [    ]%, compounded annually. Payment of such interest shall be deferred until the Due Date, provided that the undersigned shall submit to the Company payment in full of all such interest on the Due Date. For purposes of this Note and for clarification purposes, the undersigned’s death or disability shall not be deemed a Termination for Cause or a voluntary Termination by the undersigned.

Capitalized terms not defined herein shall have the meanings ascribed to them in that certain Option Exercise and Repurchase Agreement between the Company and the undersigned dated the same date as this Note (the “Option Exercise Agreement”) or in the Company’s Amended and Restated 2003 Stock Incentive Plan (the “Plan”).

As security for the full and timely payment of this Note, the undersigned hereunder pledges and grants to the Company a security interest in [            ] shares of the Company’s common stock exercised by the undersigned pursuant to the Option Exercise Agreement (the “Pledged Stock”), together with any stock subscription rights, liquidating dividends, stock dividends, new securities of any type whatsoever, or any other property which the undersigned is or may be entitled to receive as a result of the undersigned’s ownership of the Pledged Stock. The undersigned shall, upon execution of this Note, deliver (or authorize the Company to retain) all certificates representing the Pledged Stock to the Company. The Company shall hold the Pledged Stock to perfect the security interest granted hereunder.

If the undersigned’s Service is Terminated and any shares of the Pledged Stock are Unvested Shares and remain subject to the Repurchase Option, that portion of the principal amount of this Note (and any interest accrued thereon from the date hereof) equal to the number of Unvested Shares multiplied by the Exercise Price Per Share shall become immediately due and payable. In such event, the Company may elect to repurchase such Unvested Shares from the undersigned by cancelling such portion of the principal amount of this Note (and any interest accrued thereon) and extinguishing the undersigned’s payment obligations for such portion hereunder.

The undersigned may prepay any amount due hereunder at any time, without premium or penalty.

The undersigned hereby waives to the full extent permitted by law all rights to plead any statute of limitations as a defense to any action hereunder.

This Note is non-recourse to any assets of the undersigned other than the Pledged Stock, and the Company shall not have recourse to any other assets of the undersigned. In the event of any default in the payment of this Note, the Company shall have and may exercise any and all remedies of a secured party under the California Commercial Code, and any other remedies available at law or in equity, with respect to the Pledged Stock. The undersigned acknowledges that state or federal securities laws may restrict the public sale of securities, and may require private sales at prices or on terms less favorable to the seller than public sales.

The failure of the Company to exercise any of the rights created hereby, or to promptly enforce any of the provisions of this Note, shall not constitute a waiver of the right to exercise such rights or to enforce any such provisions.

As used herein, the undersigned includes the successors, assigns and distributees of the undersigned.

As used herein, the Company includes the successors, assigns and distributees of the Company, as well as a holder in due course of this Note.

In the event the Company incurs any costs or fees in order to enforce payment of this Note or any portion thereof, the undersigned agrees to pay to the Company, in addition to such amounts as are owed pursuant to this Note, such costs and fees, including, without limitation, a reasonable sum for attorneys’ fees.

This Note is made under and shall be construed in accordance with the laws of the State of Delaware, without regard to the conflict of law provisions thereof.

(Signature)
Name:

Address:

[Signature Page to Non-Recourse Secured Promissory Note]

EXHIBIT 3

STOCK POWER AND ASSIGNMENT

SEPARATE FROM STOCK CERTIFICATE

STOCK POWER AND ASSIGNMENT

SEPARATE FROM STOCK CERTIFICATE

FOR VALUE RECEIVED, and pursuant to that certain Option Exercise and Repurchase Agreement dated as of                 , 20[    ] (the “Agreement”), the undersigned hereby sells, assigns and transfers unto                         ,                  shares of common stock, $0.0001 par value per share, of LinkedIn Corporation, a Delaware corporation (the “Company”), standing in the undersigned’s name on the books of the Company represented by Certificate No(s)          delivered herewith, and does hereby irrevocably constitute and appoint the              of the Company as the undersigned’s attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND ANY EXHIBITS THERETO.

Dated:

PURCHASER:

(Signature)

(Please Print Name)

(Spouse’s Signature, if any)

(Please Print Spouse’s Name)

Instructions to the Purchaser: Please do not fill in any blanks other than the signature line. The purpose of this Stock Power and Assignment is to enable the Company and/or its assignee(s) to acquire the shares upon exercise of the Repurchase Option, the First Refusal Right or the Call Option Right or pursuant to the Company’s security interest in such shares set forth in the Agreement without requiring additional signatures on the part of the Purchaser or the Purchaser’s Spouse, if any.

EXHIBIT 4

SPOUSE/DOMESTIC PARTNER CONSENT

SPOUSE/DOMESTIC PARTNER CONSENT

The undersigned spouse or domestic partner of [                ] (the “Purchaser”) has read, understands and hereby approves all the terms and conditions of that certain Option Exercise and Repurchase Agreement dated as of                 , 20[    ] (the “Agreement”), by and between LinkedIn Corporation, a Delaware corporation (the “Company”), and the Purchaser, pursuant to which the Purchaser exercised [                ] shares of the Company’s common stock subject to certain options granted to the Purchaser (the “Shares”).

In consideration of the Company issuing to my spouse or domestic partner the Shares under the Agreement, I hereby agree to be irrevocably bound by all the terms and conditions of the Agreement (including but not limited to the Company’s Repurchase Option, First Refusal Right, Call Option Right and security interest, contained therein) and further agree that any community property interest I may have in the Shares will be similarly bound by the Agreement.

I hereby appoint the Purchaser as my attorney-in-fact, to act in my name, place and stead with respect to any amendment of, or exercise of any rights under, the Agreement.

Dated:

Signature of Spouse or Domestic Partner [Sign Here]

Date:

Name of Spouse or Domestic Partner [Please Print]

☐ Check this box and sign below if you do not have a spouse or domestic partner

Signature of Purchaser

Date:

EXHIBIT 5

SECTION 83(B) ELECTION

ELECTION UNDER SECTION 83(B) OF THE

INTERNAL REVENUE CODE

The undersigned Taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include the excess, if any, of the fair market value of the property described below at the time of transfer over the amount paid for such property, as compensation for services in the calculation of: (1) regular gross income; (2) alternative minimum taxable income; or (3) disqualifying disposition gross income, as the case may be.

1.	TAXPAYER’S NAME:

TAXPAYER’S ADDRESS:

SOCIAL SECURITY NUMBER:

2.	The property with respect to which the election is made is described as follows: [ ] shares of Common Stock of LinkedIn Corporation, a Delaware corporation (the “Company”), which is Taxpayer’s employer or the corporation for whom the Taxpayer performs services.

3.	The date on which the shares were purchased was [ ], 20[ ] and this election is made for calendar year 20[ ].

4.	The shares are subject to the following restrictions: The Company may repurchase all or a portion of the shares at the Taxpayer’s original purchase price under certain conditions at the time of Taxpayer’s termination of employment or services.

5.	The fair market value of the shares (without regard to restrictions other than restrictions which by their terms will never lapse) was $[ ] per share at the time of purchase.

6.	The amount paid for such shares was $[ ] per share.

7.	The Taxpayer has submitted a copy of this statement to the Company.

THIS ELECTION MUST BE FILED WITH THE INTERNAL REVENUE SERVICE (“IRS”), AT THE OFFICE WHERE THE TAXPAYER FILES ANNUAL INCOME TAX RETURNS, WITHIN 30 DAYS AFTER THE DATE OF TRANSFER OF THE SHARES, AND MUST ALSO BE FILED WITH THE TAXPAYER’S INCOME TAX RETURNS FOR THE CALENDAR YEAR. THE ELECTION CANNOT BE REVOKED WITHOUT THE CONSENT OF THE IRS.

Dated:
Taxpayer’s Signature

SCHEDULE OF MATERIAL DIFFERENCES

TO EXHIBIT 10.10

Name	Agreement Date	Amount	Number of Shares	Interest Rate	Full Recourse Note Amount	Non- Recourse Note Amount
Jeffrey Weiner	5/29/09	$749,998.00	323,275	2.05%, compounded annually	$412,499.00	$337,499.00

Steven Sordello	1/8/10	232,000.00	100,000	2.45%, compounded annually	$127,600.00	$104,400.00

Dipchand “Deep” Nishar	5/28/09	$749,998.00	323,275	2.05%, compounded annually	$412,499.00	$337,499.00

Erika Rottenberg	5/28/09	$696,000.00	300,000	2.05%, compounded annually	$382,800.00	$313,200.00

Erika Rottenberg	1/8/10	$53,998.00	23,275	2.45%, compounded annually	$29,698.90	$24,299.10

This schedule sets forth the material terms, to the extent they are different, of the option exercise and repurchase agreements with each of the executive officers of LinkedIn Corporation. The form is filed herewith.